UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 5, 2018 (February 1, 2018)

Technovative Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-175148	38-3825959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 701, 7/F, Tower 2, Silvercord,

30 Canton Road, Tsim ShaTsui, KLN, Hong Kong

 (Address of Principal Executive Offices)

Tel. +852 2162 7529

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Ke Wei Huang

On February 1, 2018, the Board of Directors of Technovative Group, Inc. (the “Company”) appointed Dr. Ke Wei Huang as Chief Technology Officer of the Company, effective immediately.

The biographical information of Dr. Huang is set forth below.

Dr. Ke Wei Huang joins the Company following his successful career as Chief Technology Officer of Hadoop-Tech from March 2017, to December 2017; from October 2015, to March 2017, as the Chief Technology Officer of Moxian, Inc. a social network platform that integrates social media and business into a single platform primarily in China from October 2015, to March 2017; and Vice President of Software for Pactera, an IT consulting and outsourcing company. Dr. Huang has worked on Research and Development in all the prior mentioned entities and organization. Dr. Huang received a bachelor’s degree with honors from the National University-Singapore in 1990, and received a PhD from the University New South Wales in 1995 and an MBA from Preston University in 2004.

Dr. Huang does not have a family relationship with any director or executive officer of the Company and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

Employment Agreement with Ke Wei Huang

Dr. Huang has entered into an employment agreements (the “Employment Agreement”) with the Company, on February 1, 2018, pursuant to which he shall receive an annual base salary of $63,000. Under his Employment Agreement, Dr. Huang is employed as our CTO for a term of two years. The Employment Agreement may be terminated by our Company with at least three months’ written notice or three months’ pay in lieu of notice; or by summary notice if Dr. Huang shall have committed any serious breach, or material breach, or other misconduct pursuant to the Employment Agreement.

The Employment Agreement is qualified in its entirety by reference to the complete text of the Employment Agreement, which is filed hereto as Exhibits 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit

No.	Description

10.1	Employment Agreement, dated February 1, 2018, by and between the Company and Ke Wei Huang.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOVATIVE GROUP, INC.

Date: February 5, 2018	By:	/s/ Lin Kuan Liang Nicolas
	Name:	Lin Kuan Liang Nicolas
	Title:	Chief Executive Officer/ Chief Financial Officer

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